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                                                                  EXHIBIT 10(m)
                                                                 CONFORMED COPY
                          STOCKHOLDER AGREEMENT

          AGREEMENT dated as of January 21, 1998 (the "Agreement"), by and among Hach Company, a Delaware corporation ("Buyer"), and Harry Stephenson, ("Stockholder").

          WHEREAS, Buyer, Hach Acquisition Corp. ("Mergerco") and
Environmental Test Systems, Inc. (the "Company" or "ETS") have concurrently herewith entered into an Agreement and Plan of Merger dated as of January 21, 1998 (as it may be amended from time to time, the "Merger Agreement") pursuant to which the Company will, at the Effective Time, be merged with and into Mergerco a direct, wholly owned subsidiary of Buyer;

          WHEREAS, the Stockholder is the holder of the majority of the outstanding shares of common stock of the Company and desires that the Company enter into the Merger Agreement;

          WHEREAS, in furtherance of the purposes of the Merger Agreement and as a condition to the willingness of Buyer and Mergerco to enter into the Merger Agreement, the parties hereto intend to take certain actions related to the Merger Agreement; and

          WHEREAS, capitalized terms used herein without definition shall have the meanings assigned to them in the Merger Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                               IRREVOCABLE PROXY

          1.1 GRANT OF IRREVOCABLE PROXY. (a) Solely for the purpose of securing the approval and adoption by the stockholders of the Company of the Merger Agreement and the consummation of the transactions contemplated thereby and to prevent any action including, without limitation, any other merger, consolidation, sale of substantially all of the assets, reorganization or recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company or any other corporate action the consummation of which would, directly or indirectly, in any way frustrate the purposes of, or prevent or delay the consummation of, the transactions contemplated by this Agreement or the Merger Agreement (i) all rights and powers of the Stockholder with respect to his shares of ETS Class B Stock that he may acquire (collectively the "Proxy Shares"), to vote, give approvals, consent, call meetings, give, receive and waive notices of meetings, grant proxies to others and (ii) all other voting, approval, consent, waiver or similar rights and powers which the Stockholder possesses or may in the future possess as beneficial owner of the Proxy Shares, in such manner as the Buyer may, in its sole discretion, deem appropriate or desirable solely in order to accomplish such purpose;

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provided, however, that the Stockholder hereby retains all other voting and other rights with respect to the Proxy Shares, including without limitation, the power to vote to elect or remove directors of ETS. By giving this proxy the Stockholder hereby revokes any other proxy granted by him to vote any of the Proxy Shares. The power and authority hereby conferred shall not be terminated by any act of the Stockholder or by operation of law, by lack of appropriate power or authority, or by the occurrence of any other event or events except the termination of the Merger Agreement in accordance with its terms and shall be binding upon all its beneficiaries, distributees, successors, assigns and legal representatives.

               (b) This proxy is irrevocable, is coupled with an interest, is granted in consideration of Buyer's entering into the Merger Agreement and does not constitute any transfer of shares of ETS Class B Common Stock. This proxy shall terminate upon termination of the Merger Agreement in accordance with its terms.

               (c) The Stockholder shall not take any action to sell or pledge or agree to sell or pledge any Proxy Shares to any Person (as defined below) other than Buyer or to grant another proxy to any Person, to solicit, initiate or encourage, or to vote any Proxy Shares in favor of the approval of any merger, consolidation, sale of substantially all of the assets, reorganization or recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company, or any other corporate action the consummation of which would directly or indirectly, in any way frustrate the purposes of, or prevent or delay the consummation of the transactions contemplated by this Agreement and the Merger Agreement. The Obligations of Stockholder under this paragraph shall terminate upon termination of the Merger Agreement in accordance with its terms. For the purposes of this Agreement, "Person" shall mean an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

               (d) If the proxy granted in Section 1.1(a) is invalid or is ineffective for any reason, the Stockholder hereby irrevocably agrees to vote in favor of the Merger Agreement at any meeting or meetings or in connection with any action by consent of the stockholders of the Company.

          1.2 ACTIONS WITH RESPECT TO AFFILIATES. The Stockholder agrees to use his reasonable efforts to cause the Company to perform all obligations and agreements and comply with all covenants and satisfy all conditions required by the Merger Agreement to be performed, complied with or satisfied by the Company.

          1.3 DELIVERY OF PROXY. The Stockholder agrees that the Buyer may deliver a copy of this Agreement to the Secretary of the Company and to any inspector or judges of elections, transfer agents, registrars or others to whom such notice may be necessary in order to accomplish the purpose described in Section 1.1(a).

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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDER

          The Stockholder hereby represents and warrants to Buyer and Mergerco as follows:

          2.1 AUTHORITY RELATIVE TO THIS AGREEMENT. The Stockholder has full right, power and authority to execute and deliver this Agreement and to carry out his obligations hereunder including the right to grant an irrevocable proxy with respect to the Proxy Shares and to enter into and perform the Escrow Agreement and the Stockholder's agreement to be bound by
Article 11 of the Merger Agreement (the "Article 11 Agreement"). This Agreement, the Escrow Agreement and the Article 11 Agreement have been duly and validly executed and delivered by the Stockholder and constitute legal, valid and binding agreements of the Stockholder, enforceable against the Stockholder in accordance with their respective terms, except as the enforceability thereof may be limited by (i) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

          2.2 CONSENTS AND APPROVALS; NO VIOLATION. None of the execution and delivery and performance by the Stockholder of this Agreement, the Escrow Agreement or the Article 11 Agreement nor the consummation by the Stockholder of the transactions contemplated hereby or thereby or compliance by the Stockholder with any of the provisions hereof (including the grant of the irrevocable proxy with respect to the Proxy Shares) or thereof will (i) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or any court or any other third party, except for those described in the Merger Agreement or the Schedules thereto; (ii) violate or conflict with any judgment, order, writ, injunction, decree, prohibition, statute, rule or regulation applicable to the Stockholder; or (iii) result in a default or the breach of any note, agreement or other instrument or obligation to which the Stockholder may be bound.

          2.3 OWNERSHIP. As of the date hereof and as of the Effective Time, the Stockholder beneficially owns with power to vote 476,756 shares of ETS Class B Common Stock, free and clear of any and all claims, liens, charges, encumbrances, covenants, conditions, restrictions, voting trust arrangements, options and adverse claims or rights whatsoever, except, for those granted hereby. The Stockholder does not own of record or beneficially any other shares of capital stock of the Company or other securities representing or convertible into shares of capital stock of the Company except as set forth in the previous sentence. There are no options, warrants, calls, commitments or agreements of any nature whatsoever pursuant to which any Person will have the right to purchase or otherwise acquire the Proxy Shares; except as provided in this Agreement, the Stockholder has not granted or agreed to grant any proxy or entered into any voting trust, vote pooling or other agreement with respect to the right to vote or give consents or approvals of any kind as to the Proxy Shares.

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          2.4  FINDER'S FEES.  Except as set forth in the Merger Agreement or the Schedules thereto, there is no investment banker, broker, finder or other similar intermediary which has been retained by or is authorized to act on behalf, of the Stockholder or any of his Affiliates who might be entitled to any fee or commission from Buyer, the Company or any of their Affiliates upon consummation of the transactions contemplated by this Agreement or the Merger Agreement.

          2.5 ACCESS TO INFORMATION. The Stockholder has received all information that he believes is necessary for him to evaluate the transactions contemplated by this Agreement, the Escrow Agreement and the Merger Agreement and to grant the proxy contemplated by Article I hereof.

          2.6 COOPERATION. The Stockholder will take all action reasonably necessary in order that his representations and warranties set forth in this Agreement shall be true and correct at all times during the term of this Agreement.


                                    ARTICLE III

                                    TERMINATION

          3.1 TERMINATION. This Agreement may be terminated at any time by mutual consent of all of the parties hereto, and this Agreement will terminate automatically if the Merger Agreement is terminated in accordance with the terms thereof.

                                     ARTICLE IV

                             SURVIVAL; INDEMNIFICATION

          4.1 SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement shall survive (and not be affected in any respect by) the Effective Time.

          4.2 STOCKHOLDER'S INDEMNIFICATION. The Stockholder agrees to indemnify, defend, and hold harmless Buyer and Mergerco and their Affiliates and their respective officers, directors, employees and agents against and in respect of any and all losses, damages, claims, liabilities, actions, suits, proceedings, and costs and expenses of defense thereof, including reasonable attorney's fees and expenses which fees and expenses will be payable at least quarterly suffered or incurred by Buyer, Mergerco or any such other indemnified person by reason of, resulting from or arising out of (i) the breach or inaccuracy of any representation or warranty of Stockholder contained in this Agreement, and (ii) the breach by Stockholder of any covenant or other agreement which is contained in this Agreement.

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                                     ARTICLE V

                                   MISCELLANEOUS

          5.1 NOTICES. All notices or other communications required or permitted hereunder shall be given in writing and shall be delivered or sent, by telecopy (or like transmission) with a conforming copy by first class U.S. Mail, postage prepaid, by delivery against receipt from the parties to whom it is given, by registered or certified U. S. Mail, or by overnight express delivery service as follows:


               If to the Representative:          Harry Stephenson
                                                  Environmental Test Systems, Inc.
                                                  23575 County Road 106
                                                  P. O. Box 4659
                                                  Elkhart, IN 46514-0659
                                                  Fax No.: (219) 262-2495

               with a copy (which                 William R. Neale, Esq.
               shall not constitute               Krieg, DeVault, Alexander & Capehart
               notice) to:                        One Indiana Square, Suite 2800
                                                  Indianapolis, IN  46204-2017
                                                  Fax No. (317) 636-1507

               If to Hach:                        Gary R. Dreher
                                                  Hach Company
                                                  5600 Lindbergh Drive
                                                  Loveland, CO  80538
                                                  Fax No. (970) 962-6740

               with a copy (which                 Robert O. Case, Esq.
               shall not constitute               McBride, Baker & Coles
               notice) to:                        500 W. Madison St., 40th Floor
                                                  Chicago, IL  60661-2511
                                                  Fax No. (312) 993-9350

or such other address as a party may from time to time designate in writing in accordance with this Section. All such notices, requests or other communication shall be effective (a) if delivered by hand, when delivered;
(b) if mailed in the manner provided herein, five (5) business days after deposit with the United States Postal Service except that confirmation copies of telecopy notice shall be deemed to be effective on the date mailed; (c) if delivered by overnight express delivery service, on the next business day after deposit with such service; and (d) if by telecopier, on the next business day if also confirmed by mail in the manner provided herein.

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          5.2  HEADINGS.  The article and section headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any provision hereof.

          5.3 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (which shall include any successor by merger or consolidation, or by transfer or purchase of all or substantially all the assets or business, of any party hereto); PROVIDED that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by either party without the prior written consent of the other.

          5.4 ENTIRE AGREEMENT. This Agreement, the Merger Agreement, the Escrow Agreement and the Confidentiality Agreements and other agreements referred to in the Merger Agreement embody the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby and supersede all prior written or oral commitments, arrangements or understandings with respect thereto.

          5.5 MODIFICATIONS, AMENDMENTS AND WAIVERS. (a) At any time, to the extent permitted by law, (i) the parties hereto may, only by written agreement, modify, amend or supplement any term or provision of this Agreement and (ii) any term or provision of this Agreement may be waived only in writing by the party which is entitled to the benefits thereof.

               (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall be considered one and same agreement and each of which shall be deemed an original. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

          5.7 NO THIRD PARTY BENEFICIARY. Nothing in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto, the indemnified persons referred to in Section 4.2 and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          5.8 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

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          5.9  SPECIFIC PERFORMANCE.  Each of the parties hereto acknowledges and agrees that irreparable injury would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall, in addition to any other remedy to which they may be entitled at law or in equity, be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to seek to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court.

          5.10 EXPENSES. Except as set forth herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

          5.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

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                   [ SIGNATURE PAGE FOR STOCKHOLDER'S AGREEMENT]


IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be duly executed as of the day and year written above.

                                                 HACH COMPANY




                                                 By: /s/ Bruce J. Hach
                                                    ---------------------------
                                                     Bruce J. Hach, President




                                                 /s/ Harry Stephenson
                                                 ------------------------------
                                                 Harry Stephenson